Exhibit 10.7

PREPARED BY:

)

)

Anderson, McCoy & Orta, P.C.

)

100 N. Broadway, Suite 2600

)

Oklahoma City, Oklahoma 73102

)

Attn: Mike Anderson

)

Loan No. 92-5100037

)

ASSUMPTION AGREEMENT

This Assumption Agreement ("Assumption Agreement") is made this 18th of August , 2011, by U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR TO WELLS FARGO BANK, N.A., IN ITS CAPACITY AS TRUSTEE, FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006 GG8 ("Noteholder"), Mullins Crossing, LLC, a Georgia limited liability company ("Borrower"), Inland Diversified Evans Mullins, L.L.C., a Delaware limited liability company ("Assumptor"), and Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("New Guarantor").

RECITALS

A.

Noteholder's predecessor in interest, Goldman Sachs Commercial Mortgage Capital, L.P., a Delaware limited partnership ("Original Lender"), made a loan to Borrower in the original principal amount of Twenty Three Million Five Hundred Thousand and no/100 Dollars ($23,500,000.00) ("Loan"), under the terms and provisions set forth in the following loan documents, all of which are dated as of August 8, 2006, unless otherwise noted:

1.

Deed to Secure Debt Note ("Note") in the original principal amount of the Loan, made by Borrower and payable to Original Lender;

2.

Deed to Secure Debt, Assignment of Rents and Security Agreement executed by Borrower to Original Lender which secures the Note and other obligations of Borrower ("Security Deed"), and which Security Deed was recorded on August 8, 2006, in Book 5575, Page 232 with the Columbia County Clerk, State of Georgia ("Official Records"), the Original Lender's interest under which was assigned to Noteholder by instrument recorded on June 29, 2007, in Book 6065, Page 237, and further assigned to Noteholder by Assignment recorded March 8, 2010, in Book 7277, Page 71, in the Official Records;

3.

Assignment of Leases and Rents executed by Borrower, which was recorded on August 8, 2006, in Book 5576, Page 1, with the Official

4.

Records, the Original Lender's interest under which was assigned to Noteholder by instrument recorded on June 29, 2007, in Book 6065, Page 242 in the Official Records;

4.

Environmental and Hazardous Substances Indemnity Agreement executed by Borrower ("Environmental Agreement");

5.

Manager's Consent and Subordination of Management Agreement executed by Borrower and Collett & Associates, LLC, a North Carolina limited liability company;

6.

Mold Prevention and Maintenance Agreement executed by Borrower;

7.

UCC-1 Financing Statement filed on August 8, 2006, in Book 5576, Page 17 with the Official Records ("County UCC"); and

8.

UCC-1 Financing Statement filed on August 8, 2006, as Instrument 036-060-00863, with the Superior Court of Columbia County, Georgia (central filing) ("State UCC").

The above documents and any other loan documents executed by Borrower, including, in each case, any prior amendments thereto, together with this Assumption Agreement are hereinafter collectively defined as the "Loan Documents".

B.

As of August 10, 2011:

The principal balance outstanding under the Note was $22,232,585.35;

1.

Accrued interest on the Note has been paid through August 5, 2011;

2.

The balance in the tax escrow reserve (as defined in Section 5 of the Security Deed) was $-0-;

3.

The balance in the insurance escrow reserve (as defined in Section 5 of the Security Deed) was $-0-; and,

4.

The balance in the replacement reserve (as defined in Section 6 of the Security Deed) was $-0-.

C.

Borrower has sold and conveyed the Property and the Collateral to Assumptor, or is about to sell and convey the Property and the Collateral to Assumptor, and both parties desire to obtain from Noteholder a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

Exhibit 10.7

D.

Subject to the terms and conditions hereof, Noteholder is willing to consent to the sale and conveyance of the Property and the Collateral, and to waive any right of acceleration of the Maturity Date of the Note upon assumption by Assumptor of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.      Incorporation. The foregoing recitals are incorporated herein by this reference.

2.

Assumption Fee. As consideration for Noteholder's execution of this Assumption Agreement and in addition to any other sums due hereunder, Assumptor agrees to pay Noteholder or Noteholder's servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of $40,000.00 due on execution of this Assumption Agreement by Noteholder.

3.

Conditions Precedent. The following are conditions precedent to Noteholder's obligations under this Assumption Agreement:

a.

The irrevocable commitment of Chicago Title Insurance Company ("Title Company") to issue a new policy identical to Existing Title Policy, insuring Noteholder that the priority and validity of the Security Deed has not been and will not be impaired by this Assumption Agreement, the conveyance of the Property, or the transaction contemplated hereby;

b.

Receipt and approval by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as EXHIBIT A and otherwise in form and substance acceptable to Noteholder ("Memorandum of Assumption Agreement"); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content acceptable to Noteholder;

c.

Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

d.

Delivery to Noteholder of UCC-1 Financing Statements in proper form for filing in the appropriate jurisdictions as

4.

determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

e.

Execution and delivery to Noteholder by New Guarantor of a Limited Payment Guaranty ("New Guaranty") in favor of Noteholder and in form and substance acceptable to Noteholder, pursuant to which New Guarantor irrevocably guarantees payment for certain amounts due under the Loan as more specifically set forth in the New Guaranty;

f.

Execution and delivery to Noteholder by New Guarantor of a Guaranty of Recourse Obligations ("New Recourse Guaranty") in favor of Noteholder and in form and substance acceptable to Noteholder, pursuant to which New Guarantor irrevocably guarantees payment of certain obligations due under the Note as more specifically set forth in the New Guaranty;

g.

Execution and delivery to Noteholder by Assumptor and New Guarantor of Environmental and Hazardous Substances Indemnity Agreement ("New Environmental Agreement") in favor of Noteholder and in form and substance acceptable to Noteholder;

h.

Delivery to Noteholder of the organizational documents and evidence of good standing of Assumptor, its constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Assumptor and New Guarantor;

i.

The representations and warranties contained herein are true and correct;

j.

Receipt  by  Noteholder  of  certificates   of  insurance evidencing Assumptor's casualty insurance policy (ACORD 27) and comprehensive liability insurance policy (ACORD 25) with respect to the Property, each in form and amount satisfactory to Noteholder, with the annual premium for same to be paid at closing;

k.

Receipt by Noteholder of a copy of the warranty deed by which title to the Property will be conveyed to Assumptor,

Exhibit 10.7

and the purchase and sale agreement documenting the sale of the Property to Assumptor;

l.

Receipt by Noteholder of an executed assignment of the purchaser's interest in the purchase and sale agreement for the Property from the purchaser named therein to Assumptor;

m.

Receipt by Noteholder of an executed Form W-9 for Assumptor;

n.

Receipt by Noteholder of a copy of the new property management agreement for the Property in form and substance, and with a manager, acceptable to Noteholder, along with an executed assignment of management agreement acceptable to Noteholder;

o.

Noteholder shall have received such opinions of counsel as may be required by Noteholder's counsel or the Loan Documents, addressed to Noteholder: (a) opining to the validity, enforceability, due execution and compliance of this Assumption Agreement, the transfer to Assumptor, and the terms and provisions hereof, and any other agreement executed in connection with the transactions contemplated hereby, the authority of the Assumptor and any constituents of the Assumptor, to execute and deliver this Assumption Agreement and perform their obligations under the Note and other Loan Documents, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits, and such other matters as reasonably requested by the Noteholder, (b) a non-consolidation opinion satisfactory to Noteholder in its sole discretion; Assumptor to provide to Noteholder a bankruptcy non-consolidation opinion executed by Assumptor’s counsel in form and substance acceptable to Noteholder, and (c) from Delaware counsel opining as to the due formation of the Assumptor single purpose entity and bankruptcy remote nature of Assumptor and the enforceability of the springing member provisions of the Assumptor's operating agreement;

p.

Payment of the assumption fee provided for in Section 2 above;

q.

Borrower's reimbursement to Noteholder of Noteholder's costs and expenses incurred in connection with this Assumption Agreement and the transactions contemplated

4.

hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder's employees, agents or independent contractors;

r.

Execution and delivery to Noteholder by Assumptor of a Collateral Reserve Agreement in favor of Noteholder and in form and substance acceptable to Noteholder, and the deposit by Assumptor of $1,500,000.00 into the new Collateral Reserve Escrow; and,

s.

Execution and delivery to Noteholder by Assumptor of a Lease Reserve Agreement in favor of Noteholder and in form and substance acceptable to Noteholder, and the deposit by Assumptor of $1,300,000.00 into the new Lease Reserve Escrow.

4.

Effective Date. The effective date of this Assumption Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records ("Effective Date").

5.

Assumption. Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Deed and the other Loan Documents and shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Assumptor were an original signatory thereto. The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Security Deed and the other Loan Documents.

6.

Partial Release of Borrower; Release of Noteholder. Noteholder hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Assumption Agreement; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower's obligations with respect to the matters set forth in Section 13 of the Note, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the "Retained Obligations"), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower's obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or

Exhibit 10.7

modification to, the Note, the Security Deed or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents. Each of Borrower, Assumptor and New Guarantor hereby fully releases (on the Effective Date) Noteholder and any servicer(s) of the Loan from any liability of any kind arising out of or in connection with the Loan or the Loan Documents other than this Assumption Agreement. Each of Borrower, Assumptor and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of applicable law, if any, which provides to the effect that:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release which, if known by him or her, must have materially affected his or her settlement with the debtor."

From time to time without first requiring performance on the part of Assumptor, Noteholder may look to and require performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents.

7.      Representations and Warranties.

a. Assignment. Borrower and Assumptor each hereby represents and warrants to Noteholder that Borrower has irrevocably and unconditionally transferred and assigned to Assumptor all of Borrower's right, title and interest in and to:

i.

The Property and the Collateral;

ii.

The Loan Documents;

iii.

All leases related to the Property or the Collateral;

iv.

All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Assumptor is obtaining its own such insurance policies);

4.

v.

All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi.

All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.

All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and the Collateral to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.

No Defaults. Assumptor and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

c.

Loan Documents. Assumptor represents and warrants to Noteholder that Assumptor has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Noteholder has no obligation or duty to provide any information to Assumptor regarding the terms and conditions of the Loan Documents. Assumptor further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Assumptor as well as to Borrower, as though Assumptor were the borrower originally named in the Loan Documents. Assumptor further understands and acknowledges that, except as expressly provided in a writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.

Financial Statements. Assumptor represents and warrants to Noteholder that the financial statements of Assumptor, of each member of Assumptor and of each New Guarantor, if any, previously delivered by Borrower, Assumptor or any of such parties to Noteholder: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Noteholder. Assumptor further represents and

Exhibit 10.7

warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Assumptor to Noteholder and approved in writing by Noteholder.

e.

Reports. Assumptor represents and warrants to Noteholder that all reports, documents, instruments and information delivered to Noteholder in connection with Assumptor's assumption of the Loan: (i) are correct and sufficiently complete, to the best of its knowledge and belief, give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

Assumptor Location. Assumptor represents and warrants that its chief executive office (or principal residence, if applicable) is located at the following address: c/o Inland Diversified Evans Mullins, L.L.C., c/o Inland Diversified Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523. Assumptor represents and warrants that its state of formation is Delaware. All organizational documents of Assumptor delivered to Noteholder are complete and accurate in every respect. Assumptor's legal name is exactly as shown on page one of this Assumption Agreement. Assumptor shall not change Assumptor's name or, as applicable, Assumptor's chief executive office, Assumptor's principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days' prior written notice.

g.

No Adverse Change. Assumptor and New Guarantor represent and warrant to Noteholder that since the date of the financial statements for Assumptor and New Guarantor submitted by Assumptor in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of Assumptor or New Guarantor.

h.

No Pledge of Equity Interests. Assumptor and New Guarantor represent and warrant to Noteholder that no equity interest in Assumptor or an entity that, directly or indirectly, owns an equity interest in Assumptor has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor, directly or indirectly, in connection with Assumptor's acquisition of the Property consists of borrowed funds.

i.

Embargoed Person. Assumptor and New Guarantor represent and warrant that none of the funds or other assets of Assumptor or New Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not

4.

limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the
Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders
or regulations promulgated thereunder, including those related to Specially
Designated Nationals and Specially Designated Global Terrorists ("Embargoed
Person") and further warrant and represent to its best knowledge and belief that no Embargoed Person has any interest of any nature whatsoever in Assumptor or
New Guarantor with the result that the investment in Assumptor (whether directly or indirectly) is prohibited by law.

8. Waiver of Acceleration. Noteholder hereby consents to the sale and conveyance of the Property and Collateral and agrees that it shall not exercise its right to cause all sums secured by the Security Deed to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Assumptor; provided however. Noteholder reserves its right under the terms of the Security Deed or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

Hazardous Materials. Without in any way limiting any other provision of this Assumption Agreement, Assumptor and Borrower expressly reaffirm as of the date hereof, and Assumptor reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting "Hazardous Materials"; and (b) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Materials".

Multiple Parties. If more than one person or entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder.

Notices. All notices to be given to Assumptor pursuant to the Loan Documents shall be addressed as follows:

Exhibit 10.7

Inland Diversified Evans Mullins, L.L.C.

2901 Butterfield Road

Oak Brook, IL 60523

Attn: Barry Lazarus

Telephone: 630-218-8000

Telecopy: 630-218-4957

And copy:

Inland Diversified Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attn: General Counsel

Integration; Interpretation. The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Noteholder and Assumptor. Any reference in any of the

Loan Documents to the property or the Collateral shall include all or any parts of the Property or the Collateral.

14.

Successors and Assigns. This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

15.

Attorneys' Fees; Enforcement. If any attorney is engaged by Noteholder to enforce, construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, upon demand, the amount of all attorneys' fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

16.

Right of Transfer of Property. The parties acknowledge that Section 8 of the Security Deed provides that Noteholder shall consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Assumption Agreement and the actions to be taken as contemplated herein shall constitute one such consent.

17.

Miscellaneous.

a.

This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Assumption Agreement,

4.

Borrower and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents. Time is of the essence of each term of the Loan Documents, including this Assumption Agreement. If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

b.

Notwithstanding anything to the contrary herein, this Agreement is subject to the provisions of Section 13 of the Note as if such provisions were set forth at length herein.

18.

Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

19.

Amendments to Security Deed. The Security Deed is hereby amended as follows:

a.

Section 7(e) is hereby deleted in its entirety.

b.

Sections 9(1) and 9(r) are hereby deleted in their entirety.

c.

The date "August 8, 2006" and the law firm reference of "Kennedy Covington Lobdell & Hickman, L.L.P." found in section 9(s) are hereby deleted and replaced respectively with "August

, 2011" and "Thompson &

Coburn LLP".

d.

The words "monthly" and "month" found in section 17(b)(ii) are hereby replaced respectively with "quarterly" and "quarter".

e.

The words "the same is filed of record;" found at the end of section 22(i) are hereby deleted and replaced with "Borrower receives written notice of the lien".

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor and Borrower have caused this Assumption Agreement to be duly executed as of the date first above written.

NOTEHOLDER:

U.S. BANK NATIONAL ASSOCIATION, AS
TRUSTEE, SUCCESSOR-IN-INTEREST TO
BANK OF AMERICA, N.A., IN ITS CAPACITY
AS TRUSTEE, SUCCESSOR TO WELLS
FARGO BANK, N.A., IN ITS CAPACITY AS
TRUSTEE, FOR THE REGISTERED HOLDERS
OF GS MORTGAGE SECURITIES
CORPORATION

II, COMMERCIAL

MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006 GG8

By: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer under the Pooling and Servicing Agreement dated as of October 1,2006

By:

Name:

Title:

WITNESS:

Name :

Notary:

Name :

My commission expires:

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Title: President

WITNESS:

/s/ Mary A. Pechous

Name: Mary A. Pechous

Notary: /s/ Michael A. Shlau

Name: Michael A. Shlau

My commission expires:

NEW GUARANTOR:

Inland Diversified Real Estate Trust, Inc., a

Maryland corporation

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Title: President

WITNESS:

/s/ Mary A. Pechous

Name: Mary A. Pechous

Notary: /s/ Michael A. Shlau

Name: Michael A. Shlau

My commission expires:

WITNESS:

Name:

Notary:

Name:

My commission expires:

BORROWER:

Mullins Crossing, LLC, a Georgia limited liability company

By:    Mullins GP, LLC, its Manager

By: /s/ John Collett

Name: John Collett Title: Manager

EXHIBIT A TO ASSUMPTION AGREEMENT

Cross reference to Deed Book 5575, Page 232, Columbia County, Georgia Records

PREPARED BY AND

WHEN RECORDED MAIL TO:

Anderson, McCoy & Orta, P.C. 100 N. Broadway, Suite 2600 Oklahoma City, Oklahoma 73102 Attn: Mike Anderson Loan No. 92-5100037

) ) ) ) ) ) ) )

MEMORANDUM OF ASSUMPTION AGREEMENT

Mullins Crossing, LLC, a Georgia limited liability company, with a mailing address at 1111 Metropolitan Avenue, Suite 700, Charlotte, NC 28204 ("Borrower"), Inland Diversified Evans Mullins, L.L.C., a Delaware limited liability company, with a mailing address at c/o Inland Diversified Evans Mullins, LLC, 2901 Butterfield Road, Oak Brook, IL 60523 ("Assumptor"), Inland Diversified Real Estate Trust, Inc., a Maryland corporation, with a mailing address at c/o Inland Diversified Evans Mullins, LLC, 2901 Butterfield Road, Oak Brook, IL 60523 ("New Guarantor"), and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., IN ITS CAPACITY AS TRUSTEE, SUCCESSOR TO WELLS FARGO BANK, N.A., IN ITS CAPACITY AS TRUSTEE, FOR THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006 GG8, with a mailing address c/o Wells Fargo Bank, N. A., Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, CA 94612 ("Noteholder"), are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith ("Assumption Agreement"). The undersigned parties agree that all obligations under that certain Deed to Secure Debt Note ("Note") dated

August 8, 2006, in the original principal amount of Twenty Three Million Five Hundred Thousand and no/100 Dollars ($23,500,000.00), secured by that certain Deed to Secure Debt,

Assignment of Rents and Security Agreement executed by Borrower and recorded on August 8, 2006, in Book 5575, Page 232 with the Columbia County Clerk, State of Georgia ("Official Records"), the Original Lender's interest under which was assigned by instrument recorded on June 29, 2007, in Book 6065, Page 237, and further assigned to Noteholder by Assignment recorded March 8, 2010, in Book 7277, Page 71, in said Official Records; that certain Assignment of Leases and Rents executed by Borrower, which was recorded on August 8, 2006, in Book 5576, Page 1, with said Official Records, the Original Lender's interest under which was assigned by instrument recorded on June 29, 2007, in Book 6065, Page 242 in said Official Records, and further assigned to Noteholder by Assignment recorded March 8, 2010, in Book 7277, Page 71, in said Official Records; that certain UCC-1 Financing Statement filed on August 8, 2006, in Book 5576, Page 17 with said Official Records; and all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

Dated:

,2011

1189351_1

Endnotes

ASSUMPTOR:

Inland Diversified Evans Mullins, L.L.C., a Delaware limited liability company

By:    Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member